SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-KA

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):   March 17, 2004

                                 ANACOMP, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Indiana                     001-08328               35-1144230
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)

                         15378 Avenue of Science 92128
                                 San Diego, CA
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (858) 716-3400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

On March 17, 2004, Anacomp, Inc. issued a press release announcing that its Board of Directors had elected Michael E. Tennenbaum as Chairman of the Board. The press release is attached as Exhibit 99.1.

Item 6.  Resignations of Registrant's Directors

Included in its March 17, 2004 press release, Anacomp, Inc. announced that Edward P. (Phil) Smoot had decided to retire as a Director.

Exhibit Number    Description
--------------    ------------------------------------------------------------

99.1                       Press Release of March 17, 2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                  ANACOMP, INC.



                                  By:     /s/Paul J. Najar
                                  ------------------------------------------
                                  Name:   Paul J. Najar
                                  Title:  Executive Vice President
                                           and General Counsel

Date:  April 16, 2004



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                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    ------------------------------------------------------------

99.1              Press Release of March 17, 2004


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